                            JOINT FILING INFORMATION

Reporting Person:     THE DUGABOY INVESTMENT TRUST

Address:              300 CRESCENT COURT, SUITE 700
                      DALLAS, TEXAS 75201

Designated Filer:     THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:   NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:  3/22/2016

                      /s/ Nancy Marie Dondero, Trustee
Signature:            ---------------------------------------------
                      Nancy Marie Dondero, Trustee

Reporting Person:     DONDERO, NANCY MARIE

Address:              1010 CRESCENT BEACH ROAD
                      VERO BEACH, FLORIDA 32963

Designated Filer:     THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:   NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:  3/22/2016

                      /s/ Nancy Marie Dondero
Signature:            --------------------------------------------
                      Nancy Marie Dondero

Reporting Person:     DONDERO, JAMES D.

Address:              300 CRESCENT COURT, SUITE 700
                      DALLAS, TEXAS 75201

Designated Filer:     THE DUGABOY INVESTMENT TRUST

 Issuer and Symbol:   NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:  3/22/2016

                      /s/ James D. Dondero
Signature:            --------------------------------------------
                      James D. Dondero